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                                                                    EXHIBIT 10.2


                                 AMENDMENT NO. 1
                                       TO
                                CREDIT AGREEMENT


            AMENDMENT No. 1 (this "Amendment No. 1"), dated as of July 24, 2001, by and among ISP Chemco Inc., ISP Chemicals Inc., ISP Technologies Inc. and ISP Minerals Inc. (collectively, the "Borrowers") and The Chase Manhattan Bank, as Administrative Agent, to that certain Credit Agreement, dated as of June 27, 2001 (the "Credit Agreement"), among the Borrowers, the Subsidiary Guarantors party thereto, the Lenders party thereto and The Chase Manhattan Bank, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

                              W I T N E S S E T H:

            WHEREAS, the Borrowers, the Subsidiary Guarantors and the Administrative Agent are parties to the Credit Agreement; and

            WHEREAS, the Borrowers and the Administrative Agent, with the consent of the Required Lenders, have agreed to the amendments contained herein subject to the terms and conditions set forth herein;

            NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

      SECTION 1. AMENDMENTS.

            The Credit Agreement is, effective as of the Amendment Effective Date (as defined below), amended as follows:

            (a) Amendment to Article I (Definitions).

                  (1) The definition of "Qualified Senior Subordinated Debt" in
Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Qualified Senior Subordinated Debt" means Indebtedness of the Borrowers (a) contractually subordinated in right of payment to the Indebtedness hereunder, (b) incurred and outstanding at any time when (1) no Indebtedness of any direct or indirect parent of Chemco is outstanding (determined as of the close of business on the first day such Indebtedness is incurred under this clause (b)(1) and each day thereafter), other than loans payable to any members of the Chemco Consolidated Group pursuant to
      Section 6.07(k) or (2) the Indebtedness of the ISP 2002 Notes, the ISP 2003 Notes or Qualified ISP Debt, or any combination of the foregoing, is the only outstanding Indebtedness of any direct or indirect parent of Chemco (other than loans payable to any member of the Chemco Consolidated Group pursuant to Section 6.07(k)) and the proceeds of such Qualified Senior Subordinated Debt shall be used for the purpose of redeeming or otherwise retiring the ISP 2003 Notes in accordance with Sections 6.07(k)(ii) and 6.10(c)(ii) until such ISP 2003 Notes have been redeemed or otherwise retired in full (and pending such use such proceeds shall be deposited by (or on behalf of) the
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      Borrowers in an escrow account with the Wilmington Trust Company or other escrow agent reasonably acceptable to the Administrative Agent), provided, however, that if at any time Indebtedness in respect of both Qualified ISP Debt and the ISP 2003 Notes is outstanding, the proceeds of such Qualified ISP Debt (less the amount of any proceeds of any Qualified Senior Subordinated Debt on deposit in an escrow account pursuant to this clause
      (b)(2)) shall be used for the purpose of redeeming or otherwise retiring the ISP 2003 Notes in accordance with Sections 6.07(k)(ii) and 6.10(c)(ii) (and pending such use such proceeds shall be deposited by (or on behalf of) the Borrowers in an escrow account with the Wilmington Trust Company or other escrow agent reasonably acceptable to the Administrative Agent) and (c)(1) incurred under, and in accordance with the terms of, the Required Senior Subordinated Debt Documents or (2) incurred under definitive documentation, and on terms and conditions, substantially similar to the Required Subordinated Debt Documents and the terms and conditions thereof, as determined by the Administrative Agent, including
      (i) the definition of "Senior Debt" (or the like) therein shall cover principal, interest, fees, reimbursement obligations and all other amounts owing hereunder, (ii) the subordination provisions of which shall apply, and the terms of which shall not permit any redemption, repurchase, defeasance, retirement or other prepayment of such Indebtedness, until the payment in full in cash of all amounts owing hereunder, (iii) the covenants, events of default and other terms therein shall be less restrictive than those set forth herein, and shall not include any maintenance financial covenants, (iv) the holders of such Indebtedness shall be required to give the Administrative Agent reasonable prior written notice of any acceleration of such Indebtedness, (v) the initial scheduled principal repayment date of such Indebtedness shall be at least one year and one day beyond the Term Loan Maturity Date, (vi) the interest rate applicable to such Indebtedness shall be a market rate, (vii) payments of principal of, interest on and all other amounts owing with respect to such Indebtedness shall be prohibited in the event of (x) acceleration of the maturity of the Loans hereunder, (y) the voluntary or involuntary bankruptcy or insolvency of any of the Borrowers and the other Subsidiaries and (z) subject to payment blockage provisions consistent with market practice, a Default under clause (a) of Article VII, (viii) assignments of such Indebtedness shall be prohibited except subject to the subordination provisions, (ix) amounts received by any holder of such Indebtedness in contravention of the subordination terms shall be held in trust and promptly paid over to the Administrative Agent, (x) the terms and conditions of such Indebtedness shall not be amended or otherwise modified without the consent of the Required Lenders, (xi) such Indebtedness shall not require the consent of any holder thereof with respect to any amendment or other modification of any of the Credit Documents and (xii) the documentation shall contain other payment blockage provisions that are consistent with market practice and an "X" clause.

            (b) Amendments to Article VI (Covenants).

                  (1) Section 6.05 (Use of Proceeds) of the Credit Agreement is hereby amended by inserting at the end of such Section 6.05 a clause (c) to read as follows:

                  "(c) The Borrowers shall use the net proceeds from the issuance of Qualified Senior Subordinated Debt, which qualifies as such pursuant to clause (b)(2) (and not clause (b)(1)) of the definition of "Qualified Senior Subordinated Debt" set forth in Section 1.01, solely to redeem or otherwise retire the ISP 2003 Notes, and after the redemption or other retirement of the ISP 2003 Notes in full, for general corporate purposes."

                  (2) Clause (d) of Section 6.06 (Indebtedness) of the Credit Agreement by replacing the word "the" immediately preceding the phrase "date of incurrence" in the second line



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thereof with the word "each" and by inserting the phrase "in each case"
immediately after the phrase "provided that" in the fourth line thereof.

                  (3) Clause (k) of Section 6.09 (Limitation on Liens) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            "Liens on the proceeds of the issuance of the Required Senior Subordinated Debt and Qualified Senior Subordinated Debt that are on deposit in an escrow account pursuant to the Required Senior Subordinated Debt Documents or Qualified Senior Subordinated Debt Documents and which proceeds shall be used in accordance with Section 6.05(b) or (c) hereof, as the case may be;"

            (c) Amendment to Article IX (Miscellaneous).

                  (1) Clause (b)(ii) of Section 9.04 (Successors and Assigns) of the Credit Agreement is hereby amended by inserting the phrase "(which consent shall not be unreasonably withheld or delayed)" immediately after the word "consent" in the last line thereof.

                  (2) Clause (b)(iv) of Section 9.04 (Successors and Assigns) of the Credit Agreement is hereby amended by inserting the phrase ", which fee with respect to any assignment may be waived by the Administrative Agent in its sole discretion" immediately after the amount "$3,500" in the last line thereof.

      SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment No. 1 shall become effective when, and only when, the Administrative Agent shall have received in form and substance satisfactory to the Administrative Agent sufficient executed copies for each of the Lenders (the "Amendment Effective Date") this Amendment No. 1, duly executed by the Borrowers and the Administrative Agent.

      SECTION 3. REPRESENTATIONS AND WARRANTIES. On and as of the Amendment Effective Date, after giving effect to this Amendment No. 1, each Borrower represents and warrants to the Administrative Agent and each Lender as follows:

            (a) This Amendment No. 1 has been duly authorized, executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms; and

            (b) Each of the representations and warranties set forth in Article IV (Representations and Warranties) of the Credit Agreement or the other Credit Documents are true and correct on and as of the Amendment Effective Date immediately prior to and after giving effect to this Amendment No. 1, except to the extent that such representations and warranties specifically relate to a specific date, in which case the representations and warranties shall be true and correct as of such specific date.

      SECTION 4. REFERENCE TO THE EFFECT ON THE CREDIT DOCUMENTS.

            (a) As of the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Credit Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment No. 1 and the Credit Agreement shall be read together and construed as a single instrument.



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            (b) Except as specifically amended herein, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

            (d) This Amendment No. 1 is a Credit Document.

      SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment
No. 1.

      SECTION 6. GOVERNING LAW. This Amendment No. 1 shall be governed by and construed in accordance with the law of the State of New York.

      SECTION 7. HEADINGS. Section headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose.

                            [SIGNATURE PAGE FOLLOWS]






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            IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed on the date set forth above.



                                       ISP CHEMCO INC.
                                       ISP CHEMICALS INC.
                                       ISP TECHNOLOGIES INC.
                                       ISP MINERALS INC.



                                       By: /s/ Susan B. Yoss
                                          ---------------------------------
                                          Name: Susan B. Yoss
                                          Title: Executive Vice President-
                                                 Finance & Treasurer



                                       THE CHASE MANHATTAN BANK,
                                       as Administrative Agent



                                       By: /s/ Peter A. Dedousis
                                          ---------------------------------
                                          Name: Peter A. Dedousis
                                          Title: Managing Director








              SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT